UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 15, 2007, Wits Basin Precious Minerals Inc. (the “Registrant”) filed a declaratory judgment action in the District Court in the Fourth Judicial District of the State of Minnesota against Easyknit Enterprises Holdings Limited, a British Virgin Islands corporation with its principal offices located in Hong Kong (“Easyknit”), and Race Merger, a Minnesota corporation and wholly owned subsidiary of Easyknit (“Race Merger”), pursuant to which the Registrant seeks a declaration by the court that Registrant is entitled to terminate that certain Agreement and Plan of Merger and Reorganization dated April 20, 2007, as amended on May 21, 2007 (as amended, the “Merger Agreement”), by and among the Registrant, Easyknit, and Race Merger, pursuant to the terms of the Merger Agreement based upon the determination by Registrant, in its sole and absolute discretion, that Registrant’s due diligence has caused it to conclude that the merger transaction is not in the best interests of the shareholders of Registrant and alternatively that there has been a material adverse change in the financial condition of Easyknit.

Registrant has not terminated the Merger Agreement, and currently intends to comply with the terms thereof until such time that the Merger Agreement is terminated by one or more of the parties thereto, whether pursuant to a judicial termination or otherwise. Registrant further intends to continue to manage its business, including, without limitation, its operation of, or participation in, directly and indirectly-owned mining properties located in South Africa, Mexico, the United States and the People’s Republic of China. Each of these properties, and Registrant’s operation of or participation in such properties, is independent from the merger transaction and Easyknit, and Registrant intends to pursue its business with respect to these properties whether the merger transaction is terminated prior to completion or ultimately consummated.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to purchase any securities. An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the Registrant’s proposed merger with Easyknit, as previously disclosed by the Registrant in certain of its filings with the SEC, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF WITS BASIN ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Wits Basin. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Wits Basin and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Wits Basin’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Wits Basin, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wits Basin’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above. Information about Wits Basin’s directors and officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above, and is currently available in Wits Basin’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Wits Basin. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

The statements included in this Current Report on Form 8-K concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. This Current Report contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Such statements are valid only as of today, and we disclaim any obligation to update this information. These statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. These risks and uncertainties include, without limitation, the parties’ ability to consummate or terminate the merger, and other risks and uncertainties described in the Registrant’s filings from time to time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: August 15, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer